Exhibit 99.2

EXECUTION COPY

CONTRIBUTION AGREEMENT

dated as of February 4, 2010

among

Constellation Energy Group Inc.,

Baltimore Gas and Electric Company, and

RF HoldCo LLC

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made as of February 4, 2010 by and among Constellation Energy Group Inc., a Maryland corporation (“Constellation”), Baltimore Gas and Electric Company, a Maryland corporation (“BGE”), and RF HoldCo LLC, a Delaware limited liability company (“HoldCo).  Each of Constellation, BGE and HoldCo are referred to herein as a “Party,” and collectively as the “Parties.”

W I T N E S S E T H

WHEREAS, Constellation is the holder of Stock Certificate No. R001 of BGE (the “Existing BGE Stock Certificate”), representing all 1,000 shares of the outstanding common stock of BGE (the “BGE Shares”);

WHEREAS, Constellation is the holder of Stock Certificate No. CA-1 of HoldCo (the “Class A Certificate”), representing all issued and outstanding Class A membership interests of HoldCo (the “Class A Membership Interests”);

WHEREAS, Constellation desires to contribute all of the BGE Shares to HoldCo, and to receive in exchange an increase in the value of the Class A Membership Interests, as represented by the Class A Certificate;

WHEREAS, HoldCo acknowledges and agrees that the Class A Certificate held by Constellation shall continue to represent all issued and outstanding Class A membership interests of HoldCo as of the Effective Date; and

WHEREAS, Constellation, BGE and HoldCo have adopted all necessary resolutions approving the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereof, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

CONTRIBUTION; ISSUANCE OF CLASS A CERTIFICATE

Section 1.1             The Contribution.  At the Closing (as defined below) and upon the terms and conditions set forth in this Agreement: Constellation shall contribute to HoldCo, and HoldCo shall accept, the Existing BGE Stock Certificate representing the BGE Shares described herein.  Constellation shall also provide an executed stock power or an assignment in writing (the “Written Assignment”) to HoldCo, evidencing Constellation’s transfer of the BGE Shares to HoldCo.

(b)           HoldCo shall present the Existing BGE Stock Certificate and Written Assignment to BGE or its transfer agent or registrar, in accordance with Article VI, Section II of the bylaws of BGE (the “BGE Bylaws”).

(c)           Immediately upon receipt of the Written Assignment and the Existing BGE Stock Certificate, BGE shall cancel the Existing BGE Stock Certificate and shall issue and deliver to HoldCo, and HoldCo shall accept, Stock Certificate No. R002 representing the BGE Shares (the “New BGE Stock Certificate”).

(d)           Contemporaneously with the issuance of the New BGE Stock Certificate to HoldCo, HoldCo shall increase the value of the Class A Membership Interests as described herein and in the books and records of HoldCo.

(e)           Constellation hereby irrevocably contributes, assigns, transfers, conveys and delivers to HoldCo, absolutely and not as collateral security, without recourse, and HoldCo hereby acquires, accepts and receives all rights, titles and interest in and to the BGE Shares represented by the Existing BGE Stock Certificate immediately prior to the consummation of the transactions contemplated in this Agreement; provided that all right, title and interest in and to the BGE Shares shall be represented by the New BGE Stock Certificate upon cancellation of the Existing BGE Stock Certificate and the issuance of the New BGE Stock Certificate.

Section 1.2             Intention of the Parties.  It is the intention of the Parties that the contribution of the BGE Shares made hereunder shall constitute an absolute conveyance from Constellation to HoldCo under applicable state law and federal bankruptcy law, which conveyance is absolute and irrevocable and which provides HoldCo with all rights of ownership of the BGE Shares, and that the beneficial interest and title to the BGE Shares shall not be property of Constellation’s estate in the event (i) Constellation becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (ii) Constellation makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iii) of the occurrence of a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights in respect of Constellation, or (iv) Constellation seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets.  None of the Parties intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from HoldCo to Constellation secured by the BGE Shares.  The absolute conveyance of the BGE Shares by Constellation to HoldCo is made without recourse to Constellation; provided, however, that Constellation shall be liable to HoldCo for all representations, warranties and covenants made by Constellation with respect to the BGE Shares being conveyed by Constellation to HoldCo pursuant to the terms of this Agreement.  Constellation hereby agrees to disclose in appropriate public filings that HoldCo is the owner of the BGE Shares and to respond to any inquiries made by third parties as to the ownership of the BGE Shares by confirming that the BGE Shares have been conveyed to HoldCo.

Section 1.3             The Closing.  The Closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 655 Fifteenth Street, N.W., Washington, D.C.  20005 on the date hereof, or at such other place or on such other date as may be mutually agreeable to the Parties.  The date on which the Closing occurs shall be the “Effective Date” for all purposes of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1             Representations and Warranties of Constellation.  Constellation hereby represents and warrants that as of the Effective Date:

(a)           Constellation is a corporation, duly formed and organized, validly existing and in good standing under the laws of the State of Maryland and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)           The execution, delivery and performance by Constellation of this Agreement are within Constellation’s power and authority, have been duly authorized and do not contravene the charter of Constellation (the “Constellation Charter”) or the bylaws of Constellation (the “Constellation Bylaws”).

(c)           This Agreement is the legal, valid and binding obligation of Constellation enforceable against Constellation in accordance with its terms, except as such enforceability may be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity (whether such enforcement is considered in a proceeding in equity or at law).

(d)           Upon cancellation of the Existing BGE Stock Certificate and issuance of the New BGE Stock Certificate, Constellation shall no longer be a holder of the BGE Shares and will not have any rights of a holder of the BGE Shares and the Existing BGE Stock Certificate shall no longer be of any force or effect.

Section 2.2             Representations and Warranties of BGE.  BGE hereby represents and warrants that as of the Effective Date:

(a)           BGE is a corporation, duly formed and organized, validly existing and in good standing under the laws of the State of Maryland and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has the power, authority and legal right to cancel the Existing BGE Stock Certificate and to issue and convey the New BGE Stock Certificate.

(b)           The execution, delivery and performance by BGE of this Agreement are within BGE’s power and authority, have been duly authorized and do not contravene the charter of BGE (the “BGE Charter”) or the BGE Bylaws.

(c)           This Agreement is the legal, valid and binding obligation of BGE enforceable against BGE in accordance with its terms, except as such enforceability may be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity (whether such enforcement is considered in a proceeding in equity or at law).

(d)           Immediately after the issuance of the New BGE Stock Certificate to HoldCo, HoldCo will have full legal and equitable title to the New BGE Stock Certificate free and clear of any liens and shall have all of the rights of a holder of the BGE Shares as contemplated in the BGE Charter and the BGE Bylaws.

Section 2.3             Representations and Warranties of HoldCo.  HoldCo hereby represents and warrants that as of the Effective Date:

(a)           HoldCo is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted.

(b)           The execution, delivery and performance by HoldCo of this Agreement are within HoldCo’s power, have been duly authorized by all necessary action, and do not contravene the Operating Agreement of HoldCo, dated as of February 4, 2010 (the “HoldCo Operating Agreement”), by and among Constellation, HoldCo and GSS Holdings (BGE Utility), Inc.

(c)           This Agreement is the legal, valid and binding obligation of HoldCo enforceable against HoldCo in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)           Immediately after the consummation of the transactions contemplated hereby, Constellation will continue to have full legal and equitable title to the Class A Certificate free and clear of any liens and shall have all of the rights of a holder of the Class A Membership Interests as contemplated in the HoldCo Operating Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1             Waivers; Amendments.  No failure or delay on the part of Constellation, BGE or HoldCo or any successor or permitted assignee thereof, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy.  The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.  Any provision of this Agreement may be amended or waived only if such amendment or waiver is executed by the Parties in writing.

Section 3.2             Notices.  Except as otherwise provided herein, all notices, demands, and requests that any Party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including delivery by overnight mail and courier service, (b) five days after it shall have been mailed by United States mail, first class, certified or registered, with postage, prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the Party to be notified as follows:

if to Constellation:

Constellation Energy Group Inc.

100 Constellation Way, Suite 1700P

Baltimore, MD 21202

Attn:  Assistant Secretary

if to BGE:

Baltimore Gas and Electric Company

2 Center Plaza

110 West Fayette Street

Baltimore, MD 21201

Attn:  Treasurer

if to HoldCo:

RF HoldCo LLC

100 Constellation Way, Suite 1700P

Baltimore, MD 21202

Attn:  Assistant Secretary

Section 3.3             Effectiveness; Assignability.  This Agreement shall become effective on the Effective Date and shall, from and after such date, be binding upon and inure to the benefit of Constellation, BGE and HoldCo and their respective successors and assignees.  No provision of this Agreement shall in any manner restrict the ability of Constellation or HoldCo

(or any person claiming by or through Constellation or HoldCo, as applicable, as an assignee of such Party) to assign, participate, grant security interests in or otherwise transfer any of such Party’s rights or remedies hereunder.

Section 3.4             Governing Law.

(a)           ANY MATTER HEREUNDER RELATED TO THE EXISTING BGE STOCK CERTIFICATE OR THE NEW BGE STOCK CERTIFICATE OR TO INTERNAL CORPORATE MATTERS OF BGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CORPORATIONS LAW OF THE STATE OF MARYLAND.

(b)           EXCEPT AS OTHERWISE PROVIDED IN SECTION 3.4(a), THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(c)           THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATING OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(d)           THE PARTIES EACH HEREBY IRREVOCABLY SUBMIT (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF ANY MARYLAND STATE OR FEDERAL COURT SITTING IN THE CITY OF BALTIMORE, STATE OF MARYLAND, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE EXISTING BGE STOCK CERTIFICATE OR THE NEW BGE STOCK CERTIFICATE OR TO INTERNAL CORPORATE MATTERS OF BGE AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MARYLAND STATE OR FEDERAL COURT.  THE PARTIES EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE.

(e)           EXCEPT WITH RESPECT TO THE MATTERS DESCRIBED IN SECTION 3.4(a), THE PARTIES EACH HEREBY IRREVOCABLY SUBMIT (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF ANY DELAWARE STATE OR FEDERAL COURT SITTING IN THE CITY OF WILMINGTON, STATE OF DELAWARE, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH DELAWARE STATE OR FEDERAL COURT.  THE PARTIES EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH

ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE.

Section 3.5             Execution in Counterparts; Severability.  This Agreement may be executed by the Parties in separate counterparts (including by means of facsimile or electronic transmission in portable document format (pdf)), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 3.6             Entire Agreement.  This Agreement contains a final and complete integration of all prior expressions by the Parties with respect to the subject matter hereof and shall constitute the entire agreement among the Parties with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 3.7             Limitations on Liability.  None of the officers, employees, agents, shareholders, members, directors or managers, as applicable, of or in any Party, past, present or future, shall be under any liability to the other Parties, any of their successors or assignees, or any other person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to Constellation and BGE, solely the corporate obligations of Constellation or BGE, as applicable, and with respect to HoldCo, solely the limited liability company obligations of HoldCo.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

CONSTELLATION:

CONSTELLATION ENERGY GROUP, INC.

By:	/s/ Charles A. Berardesco
Name:	Charles A. Berardesco
Title:	Senior Vice President and General Counsel

BGE:

BALTIMORE GAS AND ELECTRIC COMPANY

By:	/s/ Kenneth W. DeFontes, Jr.
Name:	Kenneth W. DeFontes, Jr.
Title:	President and Chief Executive Officer

HOLDCO:

RF HOLDCO LLC

By:	/s/ Jonathan W. Thayer
Name:	Jonathan W. Thayer
Title:	President